UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2010

                          FIRST SENTRY BANCSHARES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

         West Virginia                    000-53790               03-0398338
-----------------------------       ---------------------    -------------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


823 Eighth Street, Huntington, West Virginia                      25701
--------------------------------------------                    ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (304) 522-6400
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 17, 2010, First Sentry Bancshares, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                                              Broker
1.   The election of directors                      For                Withheld              non-votes
                                                ---------             ----------            -----------
     Robert H. Beymer                            948,020                 785                 189,964
     Geoffrey S. Sheils                          948,020                 785                 189,964
     Kerry P. Dillard                            948,020                 785                 189,964
     David Fox, III                              948,020                 785                 189,964
     Jeffrey E. Hood                             946,020               2,785                 189,964
     Johnnie Jones                               946,020               2,785                 189,964
     Nester S. Logan                             948,020                 785                 189,964
     J. Grant McGuire                            948,020                 785                 189,964
     Charles H. McKown, Jr., M.D.                935,304              13,502                 189,964
     Edward W. Morrison, Jr.                     948,020                 785                 189,964
     Sally C.B. Oxley                            945,700               3,105                 189,964
     George A. Patterson, III                    945,700               3,105                 189,964
     Paul B. Riedel                              946,700               1,505                 189,964
     Robert L. Shell, Jr.                        938,040              10,765                 189,964
     J. Roger Smith                              933,530              15,275                 189,964
     Marc A. Sprouse                             931,854              16,961                 189,964
     Paul L. Turman, III                         948,020                 785                 189,964
     Arthur Weisberg                             948,020                 785                 189,964
     John Jay White                              948,020                 785                 189,964
     Joseph Williams                             941,464               7,341                 189,964
     S. Kenneth Wolfe, M.D                       948,020                 785                 189,964


2. The ratification of the appointment of Hess, Stewart & Campbell, PLLC as the Company's independent registered public accountants for the year ending December 31, 2010.

       For              Against            Abstain             Broker non-votes
       ---              -------            -------             ----------------

    1,323,843             15                4,965                     0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTRY BANCSHARES, INC.



DATE: May 20, 2010                     By: /s/ Geoffrey S. Sheils
                                           ------------------------------------
                                           Geoffrey S. Sheils
                                           President and Chief Executive Officer